ALLIANCE UTILITY INCOME FUND

ANNUAL REPORT
NOVEMBER 30, 1999

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                             ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

January 28, 2000

Dear Shareholder,

This report provides you with investment results and market commentary for the Alliance Utility Income Fund (the "Fund") for the annual reporting period ended November 30, 1999.

INVESTMENT RESULTS
Total returns for the Fund are provided in the following table. For comparison, we have also supplied performance data for the Fund's benchmark, the NYSE Utility Index, as well as the Standard & Poor's 500 Stock Index (the "S&P 500") and the Lipper Utility Funds Average (the "Lipper Average").

For the fiscal year, the Fund essentially matched the performance of its benchmark, the NYSE Utility Index, and exceeded the performance of its peer group as measured by the Lipper Average. Results were better during the first six months of the Fund's fiscal year and slipped during the second half.

Electric utilities were hit hard by the Federal Reserve's tightening in the latter part of the year. The past six-month performance of the Standard and Poor's Utilities Sector was a negative 15%, while it was up almost 6% in the first half. The telephone sector was up 7% for the first six months, but closed the year up 15%.

What really drove the performance of the NYSE Utility Index, however, was the telecom equipment sector. Lucent Technologies Inc., which comprises close to 10% of the NYSE Utility Index, appreciated 30% over the past six months and 72% over the past year.

The Fund's underweight position in high tech holdings explains much of the performance differential in the last six months of its fiscal year when compared to its benchmarks.


INVESTMENT RESULTS*
Periods ended November 30, 1999
                                    TOTAL RETURNS
                                 6 MONTHS      12 MONTHS
                                 --------      ---------
ALLIANCE UTILITY INCOME FUND
  Class A                          2.12%         20.27%
  Class B                          1.73%         19.45%
  Class C                          1.73%         19.34%

NYSE UTILITY INDEX                 6.32%         20.19%

S&P 500                            7.36%         20.89%

LIPPER UTILITY FUNDS AVERAGE       4.32%         16.96%


* THE FUND'S INVESTMENT RESULTS ARE TOTAL RETURNS FOR THE PERIOD AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. TOTAL RETURNS FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE UNMANAGED NYSE UTILITY INDEX IS COMPRISED OF 271 UTILITY STOCKS AND IS ONE OF FOUR SUBGROUP INDICES OF THE NYSE COMPOSITE INDEX. THE NYSE COMPOSITE INDEX IS A CAPITALIZATION-WEIGHTED PRICE ONLY INDICATOR THAT MEASURES THE CHANGES IN AGGREGATE MARKET VALUE OF NYSE COMMON STOCKS, ADJUSTED TO ELIMINATE THE EFFECTS OF CAPITALIZATION CHANGES, NEW LISTINGS AND DELISTINGS. THE S&P 500 IS AN UNMANAGED INDEX OF 500 U.S. COMPANIES AND IS A COMMON MEASURE OF THE PERFORMANCE OF THE OVERALL U.S. STOCK MARKET. THE LIPPER UTILITY FUNDS AVERAGE CONSISTS OF FUNDS WITH SIMILAR INVESTMENT OBJECTIVES TO THE ALLIANCE UTILITY INCOME FUND ALTHOUGH THE INVESTMENT POLICIES OF FUNDS WITHIN THE LIPPER UNIVERSE MAY DIFFER. FOR THE SIX- AND 12-MONTH PERIODS ENDED NOVEMBER 30, 1999, THE LIPPER AVERAGE CONSISTED OF 103 FUNDS AND 100 FUNDS, RESPECTIVELY. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX OR AN AVERAGE.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 3.


INVESTMENT OUTLOOK
While utilities tend to experience choppy investment results during periods of Federal Reserve tightening, electric utility stocks are now historically undervalued. In our view, any sign of a slowdown in the U.S. economy will benefit the group as money comes out of more economically sensitive issues. The Fund continues to hold a


1


                                                   ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

significant cash position to take advantage of this potential shift when it occurs. In addition, the Fund continues to maintain an underweight position in telephone utilities because of competitive concerns, and we continue to augment the income characteristics of the Fund with convertible securities of higher growth telecom service providers such as cable television companies.

Thank you for your continued interest in the Alliance Utility Income Fund. We look forward to reporting to you in the future.

Sincerely,


John D. Carifa
Chairman and President


Paul Rissman
Senior Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2


INVESTMENT OBJECTIVE AND POLICIES                  ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

Alliance Utility Income Fund is an open-end, diversified investment portfolio that seeks current income and capital appreciation primarily through investments in the equity and fixed-income securities of companies in the utilities industry.



INVESTMENT RESULTS
_______________________________________________________________________________

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 1999
CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      20.27%         15.17%
Five Years                    19.14%         18.11%
Since Inception*              14.30%         13.49%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      19.45%         15.45%
Five Years                    18.32%         18.32%
Since Inception*              13.49%         13.49%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      19.34%         18.34%
Five Years                    18.32%         18.32%
Since Inception*              13.58%         13.58%


SEC AVERAGE ANNUAL TOTAL RETURNS
AS OF THE MOST RECENT QUARTER-END
(DECEMBER 31, 1999)
                            CLASS A        CLASS B        CLASS C
                          ------------   ------------   ------------
1 Year                        12.97%         13.23%         16.20%
Five Years                    19.56%         19.76%         19.78%
Since Inception*              14.17%         14.15%         14.22%


The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

SEC Average Annual Total Returns as of the most recent quarter-end reflect reinvestment of all distributions and deduction of the maximum 4.25% front-end sales charges and applicable contingent deferred sales charges.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 10/18/93, Class A, Class B; 10/27/93, Class C.


3


                                                   ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

ALLIANCE UTILITY INCOME FUND
GROWTH OF A $10,000 INVESTMENT
10/31/93* TO 11/30/99

$40,000
$32,000
$24,000
$16,000
$10,000
$8,000

S&P 500 STOCK INDEX:  $33,665
ALLIANCE UTILITY INCOME FUND CLASS A: $21,700
NYSE UTILITY INDEX: $20,624

10/31/93  11/30/93  11/30/94  11/30/95  11/30/96  11/30/97  11/30/98  11/30/99


This chart illustrates the total value of an assumed $10,000 investment in Alliance Utility Income Fund Class A shares (from 10/31/93 to 11/30/99) as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard &Poor's ("S&P") 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The unmanaged NYSEUtility Index is comprised of utility stocks traded on the New YorkStock Exchange.

When comparing Alliance Utility Income Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices.


Alliance Utility Income Fund
S&P 500 Stock Index
NYSEUtilityIndex

* Closest month-end after the Fund's Class A share inception date of 10/18/93.


4


TEN LARGEST HOLDINGS
NOVEMBER 30, 1999                                  ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

                                                                  PERCENT OF
COMPANY                          COUNTRY            VALUE         NET ASSETS
-------------------------------------------------------------------------------
BCE, Inc.                        Canada          $ 7,817,450         5.9%
FPL Group, Inc.                  United States     5,416,250         4.1
SBC Communications, Inc.         United States     5,166,794         3.9
Consolidated Edison, Inc.        United States     5,133,600         3.9
BellSouth Corp.                  United States     5,108,338         3.8
AT&T Corp.                       United States     4,448,935         3.3
Bell Atlantic Corp.              United States     4,235,606         3.2
NTL, Inc. 7.00%, 12/15/08        United States     4,027,500         3.0
Edison International             United States     3,975,000         3.0
Allegheny Energy, Inc.           United States     3,596,000         2.7
                                                 $48,925,473        36.8%


MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED NOVEMBER 30, 1999
_______________________________________________________________________________

                                                           SHARES*
-------------------------------------------------------------------------------
                                                                HOLDINGS
PURCHASES                        COUNTRY              BOUGHT    11/30/99
-------------------------------------------------------------------------------
BCE, Inc.                        Canada               69,600     115,600
Bell Atlantic Corp.              United States        48,500      66,900
BellSouth Corp.                  United States        56,000     110,600
Calpine Capital Trust
  cv. pfd.                       United States        40,000      40,000
Consolidated Edison, Inc.        United States        84,600     148,800
Constellation Energy Group       United States        84,000      84,000
Cox Communications, Inc.         United States        40,000      40,000
Edison International             United States       150,000     150,000
FPL Group, Inc.                  United States       107,000     123,800
Potomac Electric Power Co.       United States       109,000     109,000

                                                                HOLDINGS
SALES                                                   SOLD    11/30/99
-------------------------------------------------------------------------------
American Electric Power, Inc.    United States        22,500          -0-
Ameritech Corp.                  United States        37,600          -0-
CINergy Corp.                    United States        28,200          -0-
CSC Holdings, Inc. Series I
  8.50% cv. pfd.                 United States        20,000          -0-
Frontier Corp.                   United States        10,000          -0-
Merrill Lynch "Cox"
  STRYPES                        United States        30,000          -0-
Qualcomm Financial Trust I
  5.75% cv. pfd.                 United States         6,400       4,600
William Cos., Inc. 3.50% pfd.    United States         7,500          -0-


*    ADJUSTED FOR SPIN-OFFS.


5


PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1999                                  ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-75.7%
UNITED STATES INVESTMENTS-67.0%
UTILITIES-56.8%
ELECTRIC & GAS UTILITY-37.9%
AGL Resources, Inc.                               9,700     $    179,450
Allegheny Energy, Inc.                          124,000        3,596,000
Calpine Capital Trust cv.
  preferred stock                                40,000        2,465,000
CMS Energy Corp.                                 72,200        2,400,650
Consolidated Edison, Inc.                       148,800        5,133,600
Constellation Energy
  Group                                          84,000        2,472,750
DPL, Inc.                                        34,200          611,325
Edison International                            150,000        3,975,000
Energy East Corp.                                74,000        1,739,000
FPL Group, Inc.                                 123,800        5,416,250
GPU, Inc.                                        64,000        2,048,000
Illinova Corp.                                   71,000        2,280,875
KeySpan Corp.                                    14,800          380,175
MCN Energy Group, Inc.                            7,400          184,538
Montana Power Co.                                26,000          802,750
New Jersey Resources
  Corp.                                           7,000          281,750
NIPSCO Industries, Inc.                          15,000          571,875
Nisource, Inc.                                   59,000        1,109,937
Northern States Power Co.                        60,000        1,226,250
Northwest Natural Gas
  Co.                                             8,400          211,050
NSTAR                                            60,500        2,510,750
People's Energy Corp.                             5,700          209,475
Pinnacle West Capital
  Corp.                                          74,900        2,485,744
Potomac Electric Power
  Co.                                           109,000        2,595,562
Questar Corp.                                    11,000          189,063
Reliant Energy, Inc.                            120,000        2,977,500
Sempra Energy                                     9,774          180,819
Unicom Corp.                                     65,000        2,075,937
                                                             ------------
                                                              50,311,075

TELEPHONE UTILITY-18.9%
AT&T Corp.                                       79,623        4,448,935
Bell Atlantic Corp.                              66,900        4,235,606
BellSouth Corp.                                 110,600        5,108,338
GTE Corp.                                        27,000        1,971,000
MCI WorldCom, Inc. (a)                           22,500        1,860,469
SBC Communications,
  Inc.                                           99,481        5,166,794
U.S. West, Inc.                                  37,000        2,296,313
                                                             ------------
                                                              25,087,455
                                                             ------------
                                                              75,398,530

CONSUMER SERVICES-6.1%
BROADCASTING & CABLE-6.1%
Cablevision Systems Corp.
  Cl.A (a)                                       14,828        1,016,645
Cox Communications,
  Inc.                                           40,000        2,535,000
MediaOne Group, Inc.
Premium Income
  Exchangeable Notes
  6.25%, due 8/15/01 (b)                         25,600        2,611,200
Omnipoint Corp.
  7.00% cv.
  preferred stock (c)                            14,000        2,003,750
                                                             ------------
                                                               8,166,595

ENERGY-2.1%
DOMESTIC PRODUCERS-0.2%
Washington Gas Light Co.                          8,900          249,200

PIPELINES-0.9%
Williams Cos., Inc.                              35,156        1,186,515

MISCELLANEOUS-1.0%
AES Trust I Series A
  5.375% cv.
  preferred stock                                16,000        1,312,000
                                                             ------------
                                                               2,747,715


6


                                                   ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)              VALUE
-------------------------------------------------------------------------
TECHNOLOGY-1.8%
MISCELLANEOUS-1.8%
Qualcomm Financial Trust I
  5.75% cv.
  preferred stock                                 4,600     $  2,325,875

MULTI INDUSTRY COMPANY-0.2%
Southwest Gas Corp.                              11,100          260,156

Total United States
  Investments
  (cost $79,893,234)                                          88,898,871

FOREIGN INVESTMENTS-8.7%
ARGENTINA-0.6%
Telecom Argentina, SA
  (ADR)                                          15,000          440,625
Telefonica De Argentina, SA
  (ADR)                                          15,000          394,687
                                                             ------------
                                                                 835,312

AUSTRALIA-0.7%
Telstra Corp., Ltd.                             150,000          874,551

CANADA-5.9%
BCE, Inc.                                       115,600        7,817,450

MEXICO-1.1%
Telefonos de Mexico SA
  Series L (ADR)                                 15,600        1,443,975

PHILIPPINES-0.2%
Philippine Long Distance
  Telephone Co.
  3.50% cv.
  preferred stock (GDS)                           7,800         $317,850

SOUTH KOREA-0.2%
Korea Electric Power
  Corp.                                           6,890          273,401

Total Foreign Investments
  (cost $8,345,450)                                           11,562,539

Total Common & Preferred
  Stocks
  (cost $88,238,684)                                         100,461,410

CONVERTIBLE BOND-3.0%
NTL, Inc.
  7.00%, 12/15/08 (c)
  (cost $2,010,861)                               2,000        4,027,500

SHORT-TERM INVESTMENTS-22.1%
TIME DEPOSIT-22.1%
State Street Euro Dollar
  5.00%, 12/01/99
  (cost $29,386,000)                            $29,386       29,386,000

TOTAL INVESTMENTS-100.8%
  (cost $119,635,545)                                        133,874,910
Other assets less
  liabilities-(0.8%)                                          (1,091,019)

NET ASSETS-100%                                             $132,783,891


(a)  Non-income producing security.

(b) Premium Income Exchangeable note which is convertible to Vodafone Airtouch PLC until 8/15/01 at a rate of 2.0253 shares of Vodafone Airtouch for every share of the exchangeable note.

(c) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1999, these securities amounted to $6,031,250 or 4.5% of net assets.

     Glossary of Terms:
     ADR  -  American Depositary Receipt.
     GDS  -  Global Depositary Shares.

     See notes to financial statements.


7


STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1999                                  ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $119,635,545)         $133,874,910
  Cash                                                                     892
  Receivable for capital stock sold                                    645,498
  Dividends and interest receivable                                    295,859
  Total assets                                                     134,817,159

LIABILITIES
  Payable for investment securities purchased                        1,290,051
  Payable for capital stock redeemed                                   430,735
  Distribution fee payable                                              90,088
  Advisory fee payable                                                   9,952
  Accrued expenses                                                     212,442
  Total liabilities                                                  2,033,268

NET ASSETS                                                        $132,783,891

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $      7,889
  Additional paid-in capital                                       110,781,878
  Undistributed net investment income                                  364,934
  Accumulated net realized gain on investments and foreign
    currency transactions                                            7,389,825
  Net unrealized appreciation of investments                        14,239,365
                                                                  $132,783,891

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($29,840,693/1,764,502 shares of capital stock issued and
    outstanding)                                                        $16.91
  Sales charge--4.25% of public offering price                             .75
  Maximum offering price                                                $17.66

  CLASS B SHARES
  Net asset value and offering price per share
    ($80,806,209/4,809,488 shares of capital stock issued and
    outstanding)                                                        $16.80

  CLASS C SHARES
  Net asset value and offering price per share
    ($20,605,443/1,225,050 shares of capital stock issued and
    outstanding)                                                        $16.82

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($1,531,546/90,340 shares of capital stock issued and
    outstanding)                                                        $16.95


See notes to financial statements.


8


STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1999                       ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld
    of $15,490)                                   $  2,463,707
  Interest                                             964,803    $  3,428,510

EXPENSES
  Advisory fee                                         684,771
  Distribution fee - Class A                            53,207
  Distribution fee - Class B                           588,156
  Distribution fee - Class C                           135,914
  Transfer agency                                      165,472
  Administrative                                       124,000
  Custodian                                             98,364
  Printing                                              70,782
  Audit and legal                                       70,553
  Registration                                          68,806
  Directors' fees                                       25,000
  Miscellaneous                                          5,328
  Total expenses                                     2,090,353
  Less: expenses waived and reimbursed by
    the Adviser (see Note B)                          (217,443)
  Net expenses                                                       1,872,910
  Net investment income                                              1,555,600

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment
    transactions                                                     7,401,620
  Net realized loss on foreign currency
    transactions                                                        (3,742)
  Net change in unrealized appreciation of
    investments                                                      4,745,935
  Net gain on investments and foreign
    currency transactions                                           12,143,813

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $ 13,699,413


See notes to financial statements.


9


STATEMENT OF CHANGES IN NET ASSETS                 ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________


                                                   YEAR ENDED      YEAR ENDED
                                                   NOVEMBER 30,    NOVEMBER 30,
                                                      1999            1998
                                                  ------------    ------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                           $  1,555,600    $    560,091
  Net realized gain on investments and
    foreign currency transactions                    7,397,878       1,421,608
  Net change in unrealized appreciation of
    investments                                      4,745,935       5,059,359
  Net increase in net assets from operations        13,699,413       7,041,058

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income
    Class A                                           (325,907)       (145,708)
    Class B                                           (858,807)       (362,844)
    Class C                                           (193,406)        (78,247)
    Advisor Class                                      (23,518)         (1,520)
  Net realized gain on investments
    Class A                                           (233,506)       (157,473)
    Class B                                           (872,536)       (561,587)
    Class C                                           (174,312)       (128,179)
    Advisor Class                                      (12,855)         (1,582)

CAPITAL STOCK TRANSACTIONS
  Net increase                                      68,615,036      25,206,430
  Total increase                                    79,619,602      30,810,348

NET ASSETS
  Beginning of year                                 53,164,289      22,353,941
  End of year (including undistributed net
    investment income of $364,934 and
    $78,086, respectively)                        $132,783,891    $ 53,164,289


See notes to financial statements.


10


NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1999                                  ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Utility Income Fund, Inc. (the "Fund") organized as a Maryland corporation on July 28, 1993, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities and foreign exchange currency contracts, currency gains and losses realized between the trade and settlement dates on security transactions and the difference between the amounts of dividends and interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates would be reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to


11


NOTES TO FINANCIAL STATEMENTS (CONTINUED)          ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to net foreign currency losses and a distribution reclassification, resulted in a net increase in undistributed net investment income and a corresponding decrease in accumulated net realized gain on investments and foreign currency transactions. This reclassification had no effect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .75% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.50%, 2.20%, 2.20% and 1.20% of the daily average net assets for the Class A, Class B, Class C and Advisor Class shares, respectively. For the year ended November 30, 1999, such reimbursement amounted to $217,443.

Pursuant to the advisory agreement, the Fund paid $124,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 1999.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $105,307 for the year ended November 30, 1999.

For the year ended November 30, 1999, the Fund's expenses were reduced by $7,737 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $28,108 from the sale of Class A shares and $487, $137,893 and $3,371 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 1999.

Brokerage commissions paid on investment transactions for the year ended November 30, 1999 amounted to $97,332, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.


12


                                                   ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $4,267,239 and $720,372 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $63,160,934 and $13,883,941, respectively, for the year ended November 30, 1999. There were no purchases or sales of U.S. government and government agency obligations for the year ended November 30, 1999.

At November 30, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Gross unrealized appreciation of investments was $21,074,369 and gross unrealized depreciation of investments was $6,835,004 resulting in net unrealized appreciation of $14,239,365.


NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                    YEAR ENDED       YEAR ENDED    YEAR ENDED      YEAR ENDED
                     NOVEMBER 30,   NOVEMBER 30,  NOVEMBER 30,    NOVEMBER 30,
                         1999           1998          1999            1998
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            1,337,932       468,890     $21,843,364     $ 6,379,213
Shares issued in
  reinvestment of
  dividends and
  distributions           32,598        20,981         502,046         269,518
Shares converted
  from Class B            41,986        40,217         686,298         545,405
Shares redeemed         (314,966)     (192,896)     (5,112,880)     (2,611,790)
Net increase           1,097,550       337,192     $17,918,828     $ 4,582,346

CLASS B
Shares sold            3,273,665     1,941,311     $52,611,977     $26,650,389
Shares issued in
  reinvestment of
  dividends and
  distributions           87,785        36,970       1,338,724         472,569
Shares converted
  to Class A             (42,215)      (40,339)       (686,298)       (545,405)
Shares redeemed         (940,734)     (693,665)    (15,124,992)     (9,518,629)
Net increase           2,378,501     1,244,277     $38,139,411     $17,058,924


13


NOTES TO FINANCIAL STATEMENTS (CONTINUED)          ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                    YEAR ENDED       YEAR ENDED    YEAR ENDED      YEAR ENDED
                     NOVEMBER 30,   NOVEMBER 30,  NOVEMBER 30,    NOVEMBER 30,
                         1999           1998          1999            1998
                     ------------  ------------  --------------  --------------
CLASS C
Shares sold              904,340       297,300     $14,554,210     $ 4,120,508
Shares issued in
  reinvestment of
  dividends and
  distributions           21,600        14,697         330,369         187,278
Shares redeemed         (199,183)      (87,264)     (3,182,414)     (1,199,168)
Net increase             726,757       224,733     $11,702,165     $ 3,108,618

ADVISOR CLASS
Shares sold              104,497        34,635     $ 1,672,400     $   491,497
Shares issued in
  reinvestment of
  dividends and
  distributions            1,609           228          24,901           2,921
Shares redeemed          (51,377)       (2,634)       (842,669)        (37,876)
Net increase              54,729        32,229     $   854,632     $   456,542


NOTE F: CONCENTRATION OF RISK
Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of United States companies.

The investments in utility companies may be subject to a variety of risks depending, in part, on such factors as the type of utility involved and its geographic location. The revenues of domestic and foreign utilities companies generally reflect the economic growth and development in the geographic areas in which they do business.


NOTE G: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 1999.


14


FINANCIAL HIGHLIGHTS                               ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                        CLASS A
                                           -----------------------------------------------------------------
                                                               YEAR ENDED NOVEMBER 30,
                                            ---------------------------------------------------------------
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $14.68       $12.48       $10.59       $10.22       $ 8.97

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .36          .30          .32          .18          .27
Net realized and unrealized gain on
  investment transactions                       2.53         2.69         2.04          .65         1.43
Net increase in net asset value from
  operations                                    2.89         2.99         2.36          .83         1.70

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.32)        (.32)        (.34)        (.46)        (.45)
Distributions from net realized gains           (.34)        (.47)        (.13)          -0-          -0-
Total dividends and distributions               (.66)        (.79)        (.47)        (.46)        (.45)
Net asset value, end of year                  $16.91       $14.68       $12.48       $10.59       $10.22

TOTAL RETURN
Total investment return based on net
  asset value (c)                              20.27%       24.99%       23.10%        8.47%       19.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $29,841       $9,793       $4,117       $3,294       $2,748
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements       1.50%        1.50%        1.50%        1.50%        1.50%
  Expenses, before waivers/reimbursements       1.73%        2.48%        3.55%        3.38%        4.86%
  Net investment income                         2.26%        2.23%        2.89%        1.67%        2.48%
Portfolio turnover rate                           19%          16%          37%          98%         162%


See footnote summary on page 18.


15


FINANCIAL HIGHLIGHTS (CONTINUED)                   ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                      CLASS B
                                           -----------------------------------------------------------------
                                                               YEAR ENDED NOVEMBER 30,
                                           -----------------------------------------------------------------
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $14.62       $12.46       $10.57       $10.20       $ 8.96

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .25          .21          .25          .10          .18
Net realized and unrealized gain on
  investment transactions                       2.52         2.67         2.04          .67         1.45
Net increase in net asset value from
  operations                                    2.77         2.88         2.29          .77         1.63

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.25)        (.25)        (.27)        (.40)        (.39)
Distributions from net realized gains           (.34)        (.47)        (.13)          -0-          -0-
Total dividends and distributions               (.59)        (.72)        (.40)        (.40)        (.39)
Net asset value, end of year                  $16.80       $14.62       $12.46       $10.57       $10.20

TOTAL RETURN
Total investment return based on net
  asset value (c)                              19.45%       24.02%       22.35%        7.82%       18.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $80,806      $35,550      $14,782      $13,561      $10,988
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements       2.20%        2.20%        2.20%        2.20%        2.20%
  Expenses, before waivers/reimbursements       2.44%        3.21%        4.28%        4.08%        5.34%
  Net investment income                         1.55%        1.56%        2.27%         .95%        1.60%
Portfolio turnover rate                           19%          16%          37%          98%         162%


See footnote summary on page 18.


16


                                                   ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                        CLASS C
                                           -----------------------------------------------------------------
                                                                 YEAR ENDED NOVEMBER 30,
                                           -----------------------------------------------------------------
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $14.65       $12.47       $10.59       $10.22       $ 8.97

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .25          .21          .25          .11          .18
Net realized and unrealized gain on
  investment transactions                       2.51         2.69         2.03          .66         1.46
Net increase in net asset value from
  operations                                    2.76         2.90         2.28          .77         1.64

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.25)        (.25)        (.27)        (.40)        (.39)
Distributions from net realized gains           (.34)        (.47)        (.13)          -0-          -0-
Total dividends and distributions               (.59)        (.72)        (.40)        (.40)        (.39)
Net asset value, end of year                  $16.82       $14.65       $12.47       $10.59       $10.22

TOTAL RETURN
Total investment return based on net
  asset value (c)                              19.34%       24.16%       22.21%        7.81%       18.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $20,605       $7,298       $3,413       $3,376       $3,500
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements       2.20%        2.20%        2.20%        2.20%        2.20%
  Expenses, before waivers/reimbursements       2.44%        3.22%        4.28%        4.07%        5.99%
  Net investment income                         1.56%        1.54%        2.27%         .94%        1.88%
Portfolio turnover rate                           19%          16%          37%          98%         162%


See footnote summary on page 18.


17


FINANCIAL HIGHLIGHTS (CONTINUED)                   ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________


SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                              ADVISOR CLASS
                                            ----------------------------------------------------
                                                                                    OCTOBER 2,
                                                                                      1996(D)
                                                   YEAR ENDED NOVEMBER 30,              TO
                                            -------------------------------------  NOVEMBER 30,
                                                1999         1998         1997         1996
                                            -----------  -----------  -----------  -----------
Net asset value, beginning of period          $14.70       $12.49       $10.59       $ 9.95

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .42          .37          .36          .03
Net realized and unrealized gain on
  investment transactions                       2.52         2.66         2.04          .61
Net increase in net asset value from
  operations                                    2.94         3.03         2.40          .64

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.35)        (.35)        (.37)          -0-
Distributions from net realized gains           (.34)        (.47)        (.13)          -0-
Total dividends and distributions               (.69)        (.82)        (.50)          -0-
Net asset value, end of period                $16.95       $14.70       $12.49       $10.59

TOTAL RETURN
Total investment return based on net
  asset value (c)                              20.62%       25.34%       23.57%        6.33%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $1,532         $523          $42          $33
Ratios to average net assets of:
  Expenses, net of waivers/reimbursements       1.20%        1.20%        1.20%        1.20%(e)
  Expenses, before waivers/reimbursements       1.41%        2.21%        3.29%        3.48%(e)
  Net investment income                         2.55%        2.83%        3.28%        4.02%(e)
Portfolio turnover rate                           19%          16%          37%          98%


(a)  Net of fees waived and expenses reimbursed by the Adviser.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)  Commencement of distribution.

(e)  Annualized.


18


REPORT OF INDEPENDENT ACCOUNTANTS                  ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF ALLIANCE UTILITY INCOME FUND, INC. In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Utility Income Fund, Inc. (the "Fund") at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
New York, New York
January 24, 2000



TAX INFORMATION (UNAUDITED)
_______________________________________________________________________________

In order to meet certain requirements of the Internal Revenue Code we are advising you that the Fund paid $1,168,759 of capital gain distributions during the fiscal year ended November 30, 1999, which are subject to a maximum tax rate of 20%.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2000.


19


                                                   ALLIANCE UTILITY INCOME FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
PAUL C. RISSMAN, SENIOR VICE PRESIDENT
THOMAS J. BARDONG, VICE PRESIDENT
ANNIE TSAO, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, NY 10036


(1)  Member of the Audit Committee.


20


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
    Quality Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Limited Maturity Government Fund
Alliance Mortgage Securities Income Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term U.S. Government Fund

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Select Investors Series - Premier Portfolio

GROWTH & INCOME
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Health Care Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

INSTITUTIONAL
Premier Growth
Quasar
Real Estate Investment

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
Alliance Capital Reserves
Alliance Government Reserves
Alliance Institutional Reserves
    Prime Portfolio
    Government Portfolio
    Tax-Free Portfolio
    Treasury Portfolio
    Trust Portfolio
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    General Municipal Portfolio
    Government Portfolio


21


ALLIANCE UTILITY INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

UIFAR1199